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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .5.0
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

American Income Fund, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN			55402
(Address of principal executive offices)			(Zip code)

Charles D. Gariboldi 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

FIRST AMERICAN

AMERICAN INCOME FUND

Fund Objective

American Income Fund, Inc., (the “fund”) is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund’s investments.

Table of Contents

2	Fund Overview

6	Financial Statements

10	Notes to Financial Statements

17	Schedule of Investments

25	Report of Independent Registered Public Accounting Firm

26	Notice to Shareholders

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

Average Annual Total Returns

Based on net asset value (“NAV”) for the period ended August 31, 2006

*The blended benchmark for American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Indices are for illustrative purposes only and are not available for investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. • Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2006, were 5.23%, 6.15%, and 7.27%, respectively. • Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. • Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. • Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

Fund OVERVIEW

Fund Management

Chris Neuharth, CFA is responsible for the management of the mortgage portion of the fund. He has 25 years of financial experience.

Doug Hedberg, CFA is responsible for the management of the high-yield portion of the fund. He has 42 years of financial experience.

John Fruit, CFA is responsible for the management of the high-yield portion of the fund. He has 18 years of financial experience.

Economic growth begins to slow

In the first part of the fiscal year, economic growth continued at an average pace slightly above sustainable levels. Vigorous economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this period. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate by 25 basis points at each of its policy meetings during the past year to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have an effect, as economic growth began to slow during the second quarter of 2006. Whether this slowdown will translate into a “soft landing” for the economy remains uncertain at the end of the fiscal year: the significant downturn in the housing market is a cause for concern, and the prospect of below-trend growth or recession is not out of the question.

Fund performance beats benchmark

For the 12-month period ended August 31, 2006, American Income Fund earned a total return of 3.62% on its NAV. The fund outpaced its blended benchmark index(1), which returned 2.89% during the same period. The NAV discount at which the fund sells shares has narrowed dramatically since last fall, at the same time resulting in strong market returns for shareholders. Spread sectors (mortgage-backed securities, corporate bonds, and asset-backed securities) generally performed well. The fund benefited from overweight positions in high-yield bonds, as well as emerging-market bonds – another high-yielding performer this fiscal year. Shortening the fund’s duration relative to the benchmark also added value, protecting the fund from the risks associated with rising interest rates.

Focus on quality and other portfolio strategies

Most of our strategic adjustments in the composition of the fund centered on efforts to improve the quality of the holdings in view of emerging risks. In the mortgage sector, given the weakening housing market, with greater risk of defaults and of lower-grade securities performing poorly, we upgraded the quality of the nonagency mortgage-backed securities we hold. When it comes to corporate bonds, we believe that the credit cycle is nearing an end and that a tougher credit period awaits us. Last year, CCC-rated issues constituted 11% of our high-yield exposure; we have reduced that

(1)          This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144A securities are also included. These indices are unmanaged and do not include any fees or expenses in their total return calculations.

amount to 6% in order to position the fund appropriately for the more challenging credit environment. We also reduced the fund’s exposure to emerging markets, which, we believe, have reached their full valuations. Finally, we reduced our leverage because of the higher borrowing costs associated with the inverted yield curve, as well as a lack of compelling investment opportunities.

The portfolio is normally managed to an effective duration of three to five years. Earlier during the fiscal year we stayed at the short end of that range, maintaining a more defensive rate strategy. More recently, however, we began extending the fund’s duration in anticipation of the end to the Fed’s tightening cycle and a steeper yield curve. The fund’s duration is now longer than that of the benchmark.

Portfolio Allocation

As a percentage of total assets on August 31, 2006

Outlook for 2007

In view of the slowing economic growth, we think the Fed has ended its measured policy of periodic interest-rate hikes – hence the fund’s extended duration, which reflects our expectation that the yield curve should steepen somewhat. There is, we believe, a reasonable possibility of a cut within the next six months. Considering the weakening housing market – a result of outsized valuations and lower underwriting standards – we continue reducing our lower-quality, nonagency mortgage-backed securities in favor of higher-grade products. In the high-yield sector, we expect the returns to be average or slightly above, at best. With the credit cycle past its peak and default rates likely to rise, valuations are not very compelling, which is why we expect to reduce our high-yield position in the coming quarters.

Thank you for your continued confidence in the fund

We remain dedicated to working on your behalf to provide you with an investment that generates a reliable stream of income while providing a competitive total return. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl
Mark Jordahl
Chief Investment Officer
FAF Advisors, Inc.

/s/ Chris Neuharth
Chris Neuharth
Managing Director, Securitized Debt
FAF Advisors, Inc.

/s/ Doug Hedberg
Doug Hedberg
Managing Director, High Yield
FAF Advisors, Inc.

/s/ John Fruit
John Fruit
Managing Director, High Yield
FAF Advisors, Inc.

Financial STATEMENTS

Statement of Assets and Liabilities August 31, 2006

Assets:
Investments in unaffiliated securities, at value (cost: $113,475,823) (note 2)	$113,125,328
Investment in affiliated money market fund, at value (cost: $668,107) (note 3)	668,107
Cash	781,884
Receivable for accrued interest	959,872
Prepaid expenses and other assets	11,601
Total assets	115,546,792
Liabilities:
Payable for securities purchased on a when-issued basis (note 2)	5,042,188
Payable for reverse repurchase agreements (note 2)	27,395,826
Payable for investment advisory fees (note 3)	45,381
Payable for administrative fees (note 3)	6,982
Payable for professional fees	17,218
Payable for transfer agent fees	4,817
Payable for directors' fees	155
Payable for interest expense	86,603
Payable for futures variation margin (note 2)	35,641
Payable for other expenses	8,349
Total liabilities	32,643,160
Net assets applicable to outstanding capital stock	$82,903,632
Composition of net assets:
Capital stock and additional paid-in capital	$95,102,771
Undistributed net investment income	228,176
Accumulated net realized loss on investments in securities (note 5)	(12,013,793)
Net unrealized depreciation of investments in securities	(350,495)
Net unrealized depreciation of futures contracts	(63,027)
Total – representing net assets applicable to capital stock	$82,903,632
Net asset value and market price of capital stock:
Net assets outstanding	$82,903,632
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,454,221
Net asset value per share	$8.77
Market price per share	$8.01

See accompanying Notes to Financial Statements.

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American Income Fund

Statement of Operations For the Year Ended August 31, 2006

Investment income:
Interest from unaffiliated securities	$6,722,485
Dividends from affiliated money market fund	71,226
Total investment income	6,793,711
Expenses (note 3):
Investment advisory fees	536,699
Interest expense	1,065,461
Administrative fees	82,569
Custodian fees	7,056
Professional fees	29,509
Postage and printing fees	39,899
Transfer agent fees	19,262
Listing fees	38,569
Directors' fees	23,272
Other expenses	28,093
Total expenses	1,870,389
Less: Indirect payments from the custodian	(1,691)
Total net expenses	1,868,698
Net investment income	4,925,013
Net realized and unrealized gains (losses) on investments in securities, futures contracts, and options written (notes 2 and 4):
Net realized gain (loss) on:
Investments in securities	(468,871)
Futures contracts	189,765
Options written	5,172
Net change in unrealized appreciation or depreciation of:
Investments in securities	(1,717,940)
Futures contracts	(16,191)
Options written	(242)
Net loss on investments	(2,008,307)
Net increase in net assets resulting from operations	$2,916,706

See accompanying Notes to Financial Statements.

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American Income Fund

Financial STATEMENTS continued

Statement of Changes in Net Assets

	Year Ended 8/31/06	Ten-Month Fiscal Period Ended 8/31/05	Year Ended 10/31/04
Operations:
Net investment income	$4,925,013	$4,496,729	$5,975,168
Net realized gain (loss) on: Investments in securities	(468,871)	77,696	1,821,219
Futures contracts	189,765	(185,988)	(478,981)
Options written	5,172	78,866	135,111
Net change in unrealized appreciation or depreciation of: Investments in securities	(1,717,940)	(1,899,600)	(60,094)
Futures contracts	(16,191)	258,948	(305,784)
Options written	(242)	242	(27,784)
Net increase in net assets resulting from operations	2,916,706	2,826,893	7,058,855
Distributions to shareholders (note 2):
From net investment income	(4,892,562)	(4,496,729)	(5,975,168)
From return of capital	—	(154,087)	(51,902)
Total distributions	(4,892,562)	(4,650,816)	(6,027,070)
Total increase (decrease) in net assets	(1,975,856)	(1,823,923)	1,031,785
Net assets at beginning of period	84,879,488	86,703,411	85,671,626
Net assets at end of period	$82,903,632	$84,879,488	$86,703,411
Undistributed net investment income	$228,176	$—	$—

See accompanying Notes to Financial Statements.

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American Income Fund

Statement of Cash Flows For the Year Ended August 31, 2006

Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,916,706
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(90,079,350)
Proceeds from sales of investments	85,267,008
Net purchases/sales of short-term securities	949,644
Net amortization of bond discount and premium	(5,584)
Net change in unrealized appreciation or depreciation of investments in securities	1,717,940
Net change in unrealized appreciation or depreciation on futures contracts	16,191
Net change in unrealized appreciation or depreciation on options written	242
Net realized gain/loss on investments in securities	468,871
Net realized gain/loss on futures contracts	(189,765)
Net realized gain/loss on options written	(5,172)
Net premiums received for options written	(3,039)
Decrease in receivable for accrued interest	155,450
Decrease in prepaid expenses	25,650
Increase in payable for futures variation margin	168,590
Increase in accrued fees and expenses	17,617
Net cash provided by operating activities	1,420,999
Cash flows from financing activities:
Net payments from reverse repurchase agreements	4,243,387
Distributions paid to shareholders	(4,892,562)
Net cash used in financing activities	(649,175)
Net increase in cash	771,824
Cash at beginning of period	10,060
Cash at end of period	$781,884
Supplemental disclosure of cash flow information: Cash paid for interest	$1,018,043

See accompanying Notes to Financial Statements.

2006 Annual Report

American Income Fund

Notes to Financial STATEMENTS

(1) Organization	American Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund's total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

On June 22, 2005, the fund's board of directors approved a change in the fund's fiscal year-end from October 31 to August 31, effective with the ten-month period ended August 31, 2005.

(2) Summary of Significant Accounting Policies	Security Valuations

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

As of August 31, 2006, the fund had no fair valued securities.

Securities Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed

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American Income Fund

money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended August 31, 2006, the weighted average borrowings outstanding were $22,676,885. The weighted average interest rate paid by the fund on such borrowings was 4.64%.

Repurchase Agreements

For repurchase agreements entered into with broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2006, the fund had no outstanding repurchase agreements.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

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American Income Fund

Notes to Financial STATEMENTS continued

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. The fund had no options outstanding as of August 31, 2006.

Transactions in options written for the year ended August 31, 2006, were as follows:

	Put Options Written		Call Options Written
Balance at	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
August 31, 2005	10	$4,496	10	$3,715
Opened	—	—	—	—
Expired	—	—	—	—
Closed	(10)	(4,496)	(10)	(3,715)
August 31, 2006	—	$—	—	$—

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2006, the fund had $5,042,188 of when-issued or forward-commitment securities outstanding.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the year ended August 31, 2006, the fund had no dollar roll transactions.

Illiquid Securities and Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund's board of directors as reflecting fair value.

Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. However, certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund's board of directors.

2006 Annual Report

American Income Fund

As of August 31, 2006, the fund held one illiquid security, the value of which was $12,690, which represents 0.02% of net assets. This security's valuation was furnished by an independent pricing service. As of August 31, 2006, there were no restricted securities. Information concerning the illiquid security, is as follows:

Security	Par	Date Acquired	Cost Basis
California Federal Bank Los Angeles	$12,671	7/93	$2,085

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes. These differences are primarily due to deferred wash sales and post-October losses, paydown gains and losses and the tax recognition of mark to market gains and losses on open futures contracts. The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that income or realized gains or losses were recorded by the fund.

Due to permanent book-to-tax differences, primarily related to expired capital loss carryforwards and paydown gains and losses, in the current fiscal period, the following reclassifications have been made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Realized Gain/Loss	Additional Paid-in Capital
$195,725	$590,338	$(786,063)

The tax character of distributions paid during the fiscal year ended August 31, 2006, the ten-month fiscal period ended August 31, 2005, and the fiscal year ended October 31, 2004 were as follows:

	8/31/06	8/31/05	10/31/04
Distributions paid from:
Ordinary income	$4,892,562	$4,496,729	$5,975,168
Return of capital	—	154,087	51,902
	$4,892,562	$4,650,816	$6,027,070

At August 31, 2006, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$228,176
Accumulated capital and post-October losses	(12,044,472)
Unrealized depreciation	(382,843)
Accumulated deficit	$(12,199,139)

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least

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American Income Fund

Notes to Financial STATEMENTS continued

annually. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

(3) Expenses	Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, Inc. ("FAF Advisors"), formerly U.S. Bancorp Asset Management, Inc., a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund's average weekly net assets. For its fee, FAF Advisors provides investment advice, and in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. For financial statement purposes, this reimbursement is recorded as investment income.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this administration agreement, FAF Advisors receives a monthly administrative fee equal to an annualized rate of 0.10% of the fund's average weekly net assets. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from the

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American Income Fund

custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the year ended August 31, 2006, custodian fees were increased by $2,927 as a result of overdrafts and reduced by $1,691 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees, the fund is responsible for paying most other operating expenses, including: legal, auditing, and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors' fees and expenses, insurance, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2006, legal fees and expenses of $3,259 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods.

(4) Investment Security Transactions	Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2006, aggregated $85,338,725 and $85,267,008, respectively.

(5) Capital Loss Carryover/Post-October Loss	For federal income tax purposes, the fund had capital loss carryovers at August 31, 2006, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$2,573,283	2007
4,931,683	2008
662,186	2009
3,362,188	2010
$11,529,340

For the year ended August 31, 2006, $786,063 of capital loss carryover expired unused.

The fund incurred a loss for tax purposes for the period from November 1, 2005 to August 31, 2006. As permitted by tax regulations, the fund intends to elect to defer and treat this loss of $515,132 as arising in the fiscal year ending August 31, 2007.

(6) Indemnifications	The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncement	On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

2006 Annual Report

American Income Fund

Notes to Financial STATEMENTS continued

(8) Financial Highlights	Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

	Year Ended	Ten-Month Period Ended		Year Ended October 31,
	8/31/06	8/31/05		2004		2003	2002	2001
Per-Share Data
Net asset value, beginning of period	$8.98	$9.17		$9.06		$8.70	$9.19	$8.90
Operations:
Net investment income	0.52	0.48		0.64		0.67	0.70	0.65
Net realized and unrealized gains (losses) on investments	(0.21)	(0.18)		0.11		0.37	(0.50)	0.26
Total from operations	0.31	0.30		0.75		1.04	0.20	0.91
Distributions to shareholders:
From net investment income	(0.52)	(0.47)		(0.64)		(0.68)	(0.69)	(0.59)
Tax return of capital	—	(0.02)		—	(d)	— (d)	—	(0.03)
Total distributions to shareholders	(0.52)	(0.49)		(0.64)		(0.68)	(0.69)	(0.62)
Net asset value, end of period	$8.77	$8.98		$9.17		$9.06	$8.70	$9.19
Market value, end of period	$8.01	$8.13		$8.55		$8.55	$8.37	$8.53
Selected Information
Total return, net asset value (a)	3.62%	3.86	% (g)	9.02%		12.53%	2.48%	10.96%
Total return, market value (b)	5.23%	0.85	% (g)	7.71%		10.38%	6.22%	13.69%
Net assets at end of period (in millions)	$83	$85		$87		$86	$82	$87
Ratio of expenses to average weekly net assets excluding interest expense	0.97%	0.96	% (f)	0.93%		0.95%	0.96%	0.89%
Ratio of expenses to average weekly net assets	2.26%	1.62	% (f)	1.23%		1.48%	2.00%	2.06%
Ratio of net investment income to average weekly net assets	5.96%	6.35	% (f)	7.00%		7.49%	7.88%	7.37%
Portfolio turnover rate	80%	168%		193	% (e)	135%	54%	82%
Amount of borrowings outstanding at end of period (in millions)	$27	$23		$22		$10	$33	$33
Per-share amount of borrowings outstanding at end of period	$2.90	$2.45		$2.28		$1.04	$3.48	$3.46
Per-share amount of net assets, excluding borrowings, at end of period	$11.67	$11.43		$11.45		$10.10	$12.18	$12.66
Asset coverage ratio (c)	403%	467%		502%		970%	350%	366%

(a)  Assumes reinvestment of distributions at net asset value.

(b)  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

(c)  Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

(d)  Less than $0.01 per share.

(e)  The large turnover is due to increased activity in mortgage dollar roll transactions.

(f)  Annualized.

(g)  Total return has not been annualized.

2006 Annual Report

American Income Fund

Schedule of INVESTMENTS

American Income Fund  August 31, 2006

Description of Security	Par Value	Value (a)
(Percentages of each investment category relate to net assets)
High Yield Corporate Bonds — 36.3%
Basic Industry — 4.0%
Basell AF SCA, Callable 8/15/10 @ 104.19, 8.375%, 8/15/15 (c)	$250,000	$250,313
Coeur D'Alene Mines, Callable 1/18/11 @ 100.00, 1.25%, 1/15/24	100,000	98,625
FMG Finance Property, 10.00%, 9/1/13 (c)	250,000	248,750
Georgia-Pacific, 8.13%, 5/15/11	200,000	204,500
Hexion, Callable 7/15/09 @ 104.50, 9.00%, 7/15/14	250,000	251,250
Huntsman ICI Chemicals, Callable 10/10/06 @ 101.69, 10.13%, 7/1/09	105,000	107,100
Ineos Group Holdings, Callable 2/15/11 @ 104.25, 8.50%, 2/15/16 (c)	250,000	237,500
LPG International, 7.25%, 12/20/15	250,000	246,875
Newark Group, Callable 3/15/09 @ 104.88, 9.75%, 3/15/14	200,000	191,000
OM Group, Callable 12/15/06 @ 104.62, 9.25%, 12/15/11	300,000	312,000
Polyone, 8.88%, 5/1/12	200,000	200,500
Ryerson, Callable 12/15/08 @ 104.13, 8.25%, 12/15/11	250,000	249,375
Sino Forest, 9.13%, 8/17/11 (c)	250,000	258,750
Stone Container, Callable 7/1/07 @ 104.19, 8.38%, 7/1/12	200,000	190,500
Vedanta Resource, 6.63%, 2/22/10 (c)	250,000	245,313
		3,292,351
Brokerage — 0.3%
E*Trade Financial, Callable 6/15/08 @ 104.00, 8.00%, 6/15/11	250,000	259,375
Capital Goods — 2.1%
Allied Waste North America, Callable 2/15/09 @ 103.06, 6.13%, 2/15/14	300,000	279,000
Case New Holland, Callable 8/1/07 @ 104.62, 9.25%, 8/1/11	200,000	212,000
L-3 Communications, Callable 1/15/10 @ 102.94, 5.88%, 1/15/15	200,000	189,000
Owens-Broadway Glass Container, Callable 10/10/06 @ 104.44, 8.88%, 2/15/09	500,000	513,750
Sequa, 9.00%, 8/1/09	500,000	527,500
		1,721,250
Communications — 5.7%
C & M Finance, Callable 2/1/11 @ 104.05, 8.10%, 2/1/16 (c)	250,000	241,875
Charter Communications Holdings, 8.00%, 4/30/12 (c)	400,000	401,000
Citizens Communications, 9.25%, 5/15/11	250,000	273,438
CSC Holdings, Series B, 7.63%, 4/1/11	250,000	255,625
Dex Media, Callable 11/15/08 @ 104.00, 8.00%, 11/15/13	200,000	199,000
Echostar, 6.63%, 10/1/14	300,000	288,375
Horizon PCS, Callable 7/15/08 @ 105.69, 11.38%, 7/15/12	200,000	225,500
Houghton-Mifflin, Callable 10/15/08 @ 105.75, 0.00% through 10/15/08 thereafter 11.50%, 10/15/13 (b)	400,000	335,000
Insight Midwest, Callable 11/7/06 @ 105.25, 10.50%, 11/1/10	200,000	210,000
Intelsat, Callable 1/15/10 @ 104.31, 8.63%, 1/15/15	250,000	252,500
Panamsat, Callable 6/15/11 @ 104.50, 9.00%, 6/15/16 (c)	250,000	253,750
Panamsat, Callable 8/15/09 @ 104.50, 9.00%, 8/15/14	195,000	198,413
Qwest, 8.88%, 3/15/12	400,000	433,000
Qwest Capital Funding, 7.00%, 8/3/09	400,000	397,000
Rogers Wireless, 6.38%, 3/1/14	300,000	294,000
Time Warner Telecommunications Holdings, Callable 2/15/09 @ 104.62, 9.25%, 2/15/14	175,000	182,000
Vimplecom, 8.25%, 5/23/16 (c)	250,000	253,125
		4,693,601
Consumer Cyclical — 4.8%
French Lick Resorts & Casino, Callable 4/15/10 @ 105.38, 10.75%, 4/15/14 (c)	250,000	230,000
Ford Motor, 7.00%, 10/1/13	500,000	466,649
Galaxy Entertainment, Callable 12/15/09 @ 104.94, 9.88%, 12/15/12 (c)	250,000	261,875
General Motors Acceptance Corporation 5.63%, 5/15/09	300,000	290,178
6.75%, 12/1/14	300,000	287,606

See accompanying Notes to Schedule of Investments.

2006 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (continued)

Description of Security	Par Value	Value (a)
Hovnanian K Enterprises, 6.25%, 1/15/16	$250,000	$216,875
Interepublic Group, 7.25%, 8/15/11	250,000	231,875
Landry's Restaurants, Series B, Callable 12/15/09 @ 103.75, 7.50%, 12/15/14	250,000	236,250
Mandalay Resort, Series B, 10.25%, 8/1/07	250,000	258,750
Mohegan Tribal Gaming, 6.38%, 7/15/09	250,000	246,875
Neiman Marcus Group, Callable 10/15/10 @ 105.19, 10.38%, 10/15/15	300,000	321,000
Service Corporation International, 7.70%, 4/15/09	500,000	511,250
Six Flags, Callable 4/15/08 @ 104.88, 9.75%, 4/15/13	250,000	226,250
Wynn Las Vegas, Callable 12/1/09 @ 103.31, 6.63%, 12/1/14	250,000	238,750
		4,024,183
Consumer Non Cyclical — 2.8%
Ahold Finance USA, 8.25%, 7/15/10	300,000	315,375
Delhaize America, 9.00%, 4/15/31	250,000	292,492
Fisher Scientific International, Callable 8/15/09 @ 103.38, 6.75%, 8/15/2014	500,000	506,875
Healthsouth, Callable 6/15/11 @ 105.38, 10.75%, 6/15/16 (c)	250,000	255,625
RJ Reynolds Tobacco Holdings, 6.50%, 7/15/10 (c)	250,000	252,020
Stater Brothers Holdings, Callable 6/15/08 @ 104.06, 8.13%, 6/15/12	250,000	249,375
Swift & Co., Callable 11/1/06 @ 106.25, 12.50%, 1/1/10	250,000	253,125
Tenet Healthcare, 9.25%, 2/1/15	250,000	235,625
		2,360,512
Electric — 3.1%
AES Corp, 9.50%, 6/1/09	250,000	267,500
CMS Energy, 8.50%, 4/15/11	500,000	536,250
Dynegy-Roseton Danskammer, Series B, 7.67%, 11/8/16	200,000	197,000
Mission Energy Holdings, 13.50%, 7/15/08	250,000	279,688
Nevada Power, Callable 8/15/08 @ 104.50, 9.00%, 8/15/13	262,000	285,600
NRG Energy, Callable 2/1/11 @ 103.69, 7.38%, 2/1/16	300,000	295,500
Reliant Energy, Callable 7/15/08 @ 104.75, 9.50%, 7/15/13	250,000	260,000
Teco Energy, 7.20%, 5/1/11	250,000	258,125
TXU, Series P, 5.55%, 11/15/14	250,000	233,102
		2,612,765
Emerging Markets — 4.1%
Dow Jones, Series 5-T2, 7.25%, 12/29/10	2,439,025	2,439,025
Dow Jones, Series 6-T1, 8.63%, 6/29/11	1,000,000	998,750
		3,437,775
Energy — 1.3%
Baytex Energy LLC, Callable 7/15/07 @ 104.81, 9.63%, 7/15/10	250,000	261,875
Bluewater Finance, Callable 2/15/07 @ 105.12, 10.25%, 2/15/12	290,000	291,087
Chesapeake Energy, Callable 8/15/09 @ 103.50, 7.00%, 8/15/14	250,000	247,500
Tesoro, Callable 11/1/10 @ 103.31, 6.625%, 11/1/15 (c)	250,000	241,250
		1,041,712
Industrials Other — 0.4%
Chart Industries, Callable 10/15/10 @ 104.56, 9.13%, 10/15/15 (c)	300,000	312,000
Natural Gas — 1.8%
El Paso, 7.75%, 6/15/10	200,000	206,000
SemGroup, Callable 11/15/10 @ 104.38, 8.75%, 11/15/15 (c)	250,000	254,375
Targa Resources, Callable 11/1/09 @ 104.25, 8.50%, 11/1/13 (c)	250,000	249,375
Tennessee Gas Pipeline, 7.50%, 4/1/17	250,000	258,623
Williams, 7.13%, 9/1/11	500,000	507,500
		1,475,873
Sovereigns — 4.7%
Federal Republic of Brazil, 10.25%, 6/17/13	500,000	608,750
Republic of Indonesia, 6.88%, 3/9/17 (c)	500,000	505,000

See accompanying Notes to Schedule of Investments.

2006 Annual Report

American Income Fund

American Income Fund (continued)

Description of Security	Par Value	Value (a)
Republic of Panama
7.25%, 3/15/15	$500,000	$527,500
7.13%, 1/29/26	800,000	820,800
Republic of Philippines, 9.50%, 2/2/30	300,000	366,000
Republic of Turkey, 11.88%, 1/15/30	280,000	417,900
Republic of Uruguay, 8.00%, 11/18/22	250,000	261,875
Republic of Venezuela, 9.25%, 9/15/27	300,000	372,900
		3,880,725
Technology — 0.2%
Lucent Technologies, 6.45%, 3/15/29	250,000	213,125
Transportation — 1.0%
Avis Budget Car Rental, Callable 5/15/10 @ 103.81, 7.63%, 5/15/14 (c)	250,000	237,500
Continental Airlines, 7.57%, 3/15/20	304,710	301,243
Hertz, Callable 1/1/10 @ 104.44, 8.88%, 1/1/14 (c)	250,000	259,375
		798,118
Total High Yield Corporate Bonds (Cost: $29,749,890)		30,123,365
U.S. Government Agency Mortgage-Backed Securities — 41.5%
Adjustable Rate (f) — 1.1%
Federal Home Loan Mortgage Corporation, 6.04%, 9/1/18, #605911	224	226
Federal National Mortgage Association 5.91%, 7/1/27, #70179	2,692	2,716
6.01%, 10/1/32, #725110 (h)	524,059	533,275
Government National Mortgage Association, 5.13%, 12/20/22, #8096 (h)	357,307	359,244
		895,461
Fixed Rate — 40.4%
Federal Home Loan Mortgage Corporation, 6.50%, 8/1/30, #C43641	132,814	135,829
Federal Home Loan Mortgage Corporation Gold 6.50%, 11/1/28, #C00676	349,669	357,609
5.50%, 10/1/33, #A15120 (h)	1,248,478	1,230,142
Federal National Mortgage Association
4.00%, 11/1/10, #254956 (h)	1,968,886	1,885,853
6.00%, 12/1/13, #190179	393,855	394,446
7.50%, 5/1/15, #537440	72,421	75,027
7.00%, 6/1/17, #254384 (h)	295,688	303,641
7.00%, 7/1/17, #254414 (h)	378,934	389,126
6.00%, 9/1/17, #653368 (h)	327,761	331,634
5.00%, 11/1/18, #750989 (h)	626,742	615,450
5.00%, 2/1/19, #767182 (h)	995,149	977,220
5.00%, 2/1/21, #745279 (h)	939,747	920,451
5.50%, 4/1/21, #840466 (h)	1,469,033	1,463,782
6.00%, 5/1/29, #323702 (h)	592,373	596,088
6.50%, 5/1/31, #540814	128,649	131,099
7.00%, 9/1/31, #596680 (h)	522,486	536,435
7.00%, 3/1/32, #635970	229,852	236,419
6.50%, 6/1/32, #596712 (h)	659,140	669,370
5.50%, 6/1/33, #709700 (h)	850,040	836,899
5.50%, 11/1/33, #555967 (h)	2,067,737	2,035,772
6.00%, 11/1/33, #743642 (h)	613,517	615,710
5.50%, 12/1/33, #756202 (h)	1,206,286	1,187,639
6.00%, 1/1/34, #763687 (h)	1,135,017	1,138,028
5.50%, 2/1/34, #766070 (h)	1,005,116	988,576

See accompanying Notes to Schedule of Investments.

2006 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (continued)

Description of Security	Par Value	Value (a)
6.00%, 1/1/35, #810225 (h)	$910,310	$912,726
6.50%, 2/1/35, #735273 (h)	1,222,352	1,244,778
5.50%, 3/1/35, #815979 (h)	1,797,307	1,764,700
6.00%, 6/1/36, #882685	3,991,863	3,996,146
Federal National Mortgage Association, 6.00%, 8/1/21 (i)	5,000,000	5,054,690
Government National Mortgage Association
6.50%, 4/15/33, #602233	405,796	415,101
5.50%, 8/15/33, #604567 (h)	1,358,916	1,347,442
6.00%, 7/15/34, #631574 (h)	686,280	693,469
		33,481,297
Total U.S. Government Agency Mortgage-Backed Securities (Cost: $34,846,851)		34,376,758
Collateralized Mortgage Obligation–Private Mortgage-Backed Securities — 32.5%
Adjustable Rate (f) — 5.5%
California Federal Bank Los Angeles, Series 1991-C12, Class A, 6.78%, 7/15/21 (g)	12,671	12,690
Goldman Sachs Mortgage Securities, Series 2005-AR1, Class B1, 4.85%, 1/25/35	1,477,237	1,451,350
IndyMac Indx Mortgage Loan Trust, Series 2006-AR13, Class A3, 6.11%, 7/25/36	1,500,000	1,515,938
Sequoia Mortgage Trust, Series 2004-5, Class X1, 0.80%, 6/20/34 (d)	38,045,251	265,845
Washington Mutual MCS Mortgage, Series 2003-AR3, Class B1, 5.42%, 6/25/33	1,119,712	1,113,749
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-D, Class A1, 4.80%, 2/25/33	241,363	238,974
		4,598,546
Fixed Rate — 27.0%
Citicorp Mortgage Securities Inc.
Series 2004-5, Class B3, 5.28%, 8/25/34	1,211,296	1,112,222
Countrywide Alternative Loan Trust, Series 2005-7CB, Class 2A4, 5.50%, 4/25/35	750,000	744,769
Credit Suisse First Boston Mortgage Securities Corporation
Series 2005-11, Class 6A7, 6.00%, 12/25/35	1,000,000	996,165
Series 2005-12, Class DB4, 5.84%, 1/25/36	831,730	738,721
GMAC Mortgage Corporation Loan Trust
Series 2003-GH2, Class A3, 5.00%, 3/25/23	935,461	930,364
Series 2003-J9, Class A15, 5.00%, 1/25/34	1,325,000	1,283,702
Series 2004-J5, Class A7, 6.50%, 1/25/35	969,555	977,433
Goldman Sachs Mortgage Securities
Series 2001-2, Class A, 7.50%, 6/19/32 (c)	385,371	400,234
Series 2003-10, Class 1A1, 4.72%, 10/25/33 (h)	1,481,580	1,431,418
Series 2005-4F, Class B1, 5.73%, 5/25/35	1,289,737	1,264,048
Series 2003-1, Class B2, 6.91%, 3/25/43	1,896,741	1,947,100
Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.22%, 10/25/34	1,557,995	1,562,864
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 (c)	1,105,513	1,105,763
Prime Mortgage Trust
Series 2004-2, Class B2, 5.04%, 11/25/19	393,472	376,312
Series 2004-2, Class B3, 5.04%, 11/25/19	294,876	275,595
Residential Accredit Loans, Series 2003-QS12, Class M1, 5.00%, 6/25/18	970,984	944,394
Residential Asset Mortgage Products
Series 2003-SL1, Class M2, 7.32%, 4/25/31	1,048,495	1,031,851
Series 2004-SL4, Class A3, 6.50%, 7/25/32	1,198,551	1,217,428
Residential Asset Securitization Trust, Series 2002-A12, Class 1A1, 5.20%, 11/25/32	11,353	11,305
Structured Asset Securities Corporation, Series 2005-6, Class 5A6, 5.00%, 5/25/35	1,000,000	986,720
Washington Mutual MSC Mortgage, Series 2003-MS9, Class CB2, 7.45%, 4/25/33	404,376	391,729

See accompanying Notes to Schedule of Investments.

2006 Annual Report

American Income Fund

American Income Fund (continued)

Description of Security	Par Value	Value (a)
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-7, Class A3, 4.50%, 8/25/18	$837,362	$820,684
Series 2004-7, Class 2A2, 5.00%, 7/25/19	791,221	771,193
Series 2004-7, Class B2, 4.72%, 7/25/19	662,908	625,383
Series 2004-7, Class B3, 4.72%, 7/25/19	497,405	458,082
		22,405,479
Total Collateralized Mortgage Obligation–Private Mortgage-Backed Securities (Cost: $27,478,931)		27,004,025
Collateralized Mortgage Obligation–U.S. Agency Mortgage-Backed Securities — 12.3%
Fixed Rate — 7.4%
Federal Home Loan Mortgage Corporation, Series 2690, Class OE, 5.00%, 11/15/28	1,274,000	1,246,847
Federal National Mortgage Association
Series 2004-27, Class HB, 4.00%, 5/25/19 (h)	1,923,137	1,706,803
Series 2004-29, Class WG, 4.50%, 5/25/19 (h)	942,115	880,753
Series 2004-90, Class GA, 4.35%, 3/25/34 (h)	885,047	851,534
Series 2002-WI, Class 2A, 7.50%, 2/25/42	512,469	529,809
Freddie Mac, Series 2972, Class KA, 4.50%, 6/15/18	950,467	925,105
		6,140,851
Z-Bonds (e) — 4.9%
Federal Home Loan Mortgage Corporation, Series 2676, Class GZ, 4.50%, 9/15/33 (h)	1,721,974	1,361,008
Government National Mortgage Association, Series 2001-8, Class Z, 6.50%, 3/20/31 (h)	2,610,825	2,677,057
		4,038,065
Total Collateralized Mortgage Obligation–U.S. Agency Mortgage-Backed Securities (Cost: $9,939,568)		10,178,916
Asset-Backed Securities — 10.7%
Home Equity — 8.0%
First Franklin Mortgage Loan, Series 2004-FFA, Class M2F, 4.62%, 3/25/24 (b)	1,870,906	1,859,339
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.32%, 4/25/35 (b)	500,000	486,703
Residential Funding Mortgage Securities I
Series 2004-HI2, Class A4, 5.24%, 9/25/18	2,000,000	1,987,836
Series 2003-HI4, Class M1, 5.53%, 2/25/29 (b)	2,327,000	2,305,047
		6,638,925
Manufactured Housing — 1.4%
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	372,589	375,246
Origen Manufactured Housing, Series 2005-B, Class M1, 5.99%, 1/15/37	750,000	738,358
		1,113,604
Other — 1.3%
Crown Castle Towers LLC, 5.61%, 6/15/35 (c)	1,000,000	996,783
GRP/AG Real Estate Asset Trust
Series 2004-2, Class A, 4.21%, 7/25/34 (b) (c)	38,748	38,191
Series 2005-1, Class A, 4.85%, 1/25/35 (b) (c)	65,652	64,982
		1,099,956
Total Asset-Backed Securities (Cost: $8,953,775)		8,852,485

See accompanying Notes to Schedule of Investments.

2006 Annual Report

American Income Fund

Schedule of INVESTMENTS continued

American Income Fund (concluded)

Description of Security	Par Value/ Shares	Value (a)
High Grade Corporate Bonds — 2.1%
Basic Industry — 0.8%
Southern Copper, 7.50%, 7/27/35	$400,000	$418,072
Vale Overseas, 6.25%, 1/11/16	250,000	248,125
		666,197
Consumer Non Cyclical — 0.3%
Glencore Funding, 6.00%, 4/15/14 (c)	250,000	239,594
Sovereign — 0.4%
United Mexican States, 5.63%, 1/15/17	300,000	295,800
Transportation — 0.6%
American Airlines, Series 99-1, 7.02%, 10/15/09	500,000	513,125
Total High Grade Corporate Bonds (Cost: $1,646,895)		1,714,716
Municipal Bond — 0.9%
Sullivan County, Tennessee, Health, Educational, and Housing Facilities Board Hospital Revenue, Wellmont Health-B, Callable 9/1/10 @ 100.00, 6.95%, 9/1/16 (Cost: $750,000)	750,000	765,150
Short-Term Investments — 1.9%
Affiliated Money Market Fund (k) — 1.8%
First American Prime Obligations Fund, Class Z	668,107	668,107
U.S. Treasury Obligation (j) — 0.1%
U.S. Treasury Bill, 4.65%, 9/7/06	$110,000	109,913
Total Short-Term Investments (Cost: $778,020)		778,020
Total Investments in Securities (l) — 138.2% (Cost: $114,143,930)		$113,793,435

Notes to Schedule of Investments:

(a)  Securities are valued in accordance with procedure described in note 2 in Notes to Financial Statements.

(b)  Delayed interest (Step Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s).

(c)  Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the fund's board of directors. As of August 31, 2006, the value of these investments was $8,294,318 or 10.0% of net assets. See note 2 in Notes to Financial Statements.

(d)  Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. The interest rate disclosed represents the coupon rate in effect as of August 31, 2006.

(e)  Z-Bond – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents the current yield based upon the current cost basis and estimated future cash flows.

(f)  Variable Rate Security – The rate shown is the rate in effect as of August 31, 2006.

(g)  Security considered illiquid. As of August 31, 2006, the value of this investment was $12,690 or 0.02% of net assets. See note 2 in Notes to Financial Statements.

2006 Annual Report

American Income Fund

(h)  On August 31, 2006, securities valued at $32,486,023 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$7,458,000	8/2/06	5.39%	9/1/06	$33,499	(1)
6,925,333	8/10/06	5.28%	9/11/06	22,346	(2)
5,961,435	8/14/06	5.37%	9/14/06	16,006	(2)
7,051,058	8/18/06	5.38%	9/18/06	14,752	(2)
$27,395,826				$86,603

*  Interest rate as of August 31, 2006. Rates are based on the London InterBank Offered Rate (LIBOR) and reset monthly.

Name of broker and description of collateral:

  (1)  Goldman:
Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $1,248,478 par
Federal National Mortgage Association, 4.00%, 11/1/10, $1,968,886 par
Federal National Mortgage Association, 5.00%, 2/1/21, $939,747 par
Federal National Mortgage Association, 6.01%, 10/1/32, $524,059 par
Federal National Mortgage Association, 5.50%, 6/1/33, $850,040 par
Federal National Mortgage Association, 5.50%, 12/1/33, $1,206,286 par
Government National Mortgage Association, 5.50%, 8/15/33, $1,358,916 par

  (2)  Morgan Stanley:
Federal Home Loan Mortgage Corporation, 4.50%, 9/15/33, $1,721,974 par
Federal National Mortgage Association, 7.00%, 6/1/17, $295,688 par
Federal National Mortgage Association, 7.00%, 7/1/17, $378,934 par
Federal National Mortgage Association, 6.00%, 9/1/17, $327,761 par
Federal National Mortgage Association, 5.00%, 11/1/18, $626,742 par
Federal National Mortgage Association, 5.00%, 2/1/19, $995,149 par
Federal National Mortgage Association, 4.00%, 5/25/19, $1,923,137 par
Federal National Mortgage Association, 4.50%, 5/25/19, $942,115 par
Federal National Mortgage Association, 5.50%, 4/1/21, $1,469,033 par
Federal National Mortgage Association, 6.00%, 5/1/29, $592,373 par
Federal National Mortgage Association, 7.00%, 9/1/31, $522,486 par
Federal National Mortgage Association, 6.50%, 6/1/32, $659,140 par
Federal National Mortgage Association, 5.50%, 11/1/33, $2,067,737 par
Federal National Mortgage Association, 6.00%, 11/1/33, $613,517 par
Federal National Mortgage Association, 6.00%, 1/1/34, $1,135,017 par
Federal National Mortgage Association, 4.35%, 3/25/34, 885,047 par
Federal National Mortgage Association, 5.50%, 2/1/34, $1,005,116 par
Federal National Mortgage Association, 6.00%, 1/1/35, $910,310 par
Federal National Mortgage Association, 6.50%, 2/1/35, $1,222,352 par
Federal National Mortgage Association, 5.50%, 3/1/35, $1,797,307 par
Goldman Sachs Mortgage Securities, 4.72%, 10/25/33, $1,481,580 par
Government National Mortgage Association, 5.13%, 12/20/22, $357,307 par
Government National Mortgage Association, 6.50%, 3/20/31, $2,610,825 par
Government National Mortgage Association, 6.00%, 7/15/34, $686,280 par

(i)  This security has been purchased on a when-issued basis. On August 31, 2006, the total cost of securities purchased on a when-issued basis was $5,042,188. See note 2 in Notes to Financial Statements.

(j)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2006. See note 2 in Notes to Financial Statements.

(k)  Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund. See note 3 in Notes to Financial Statements.

(l)  On August 31, 2006, the cost of investments in securities for federal income tax purposes was $114,176,278. The aggregate gross unrealized appreciation and depreciation of investments in securities, based on this cost, were as follows:

Gross unrealized appreciation	$1,341,335
Gross unrealized depreciation	(1,724,178)
Net unrealized depreciation	$(382,843)

2006 Annual Report

American Income Fund

Schedule of INVESTMENTS concluded

Schedule of Open Futures Contracts
Description	Number of Contracts (Sold)	Notional Contract Value	Settlement Month	Unrealized Depreciation
U.S. Treasury Long Bond Futures	(5)	$(500,000)	December 2006	$(3,023)
U.S. Treasury 2 Year Note Futures	(43)	(8,600,000)	December 2006	(14,921)
U.S. Treasury 5 Year Note Futures	(71)	(7,100,000)	December 2006	(19,903)
U.S. Treasury 10 Year Note Futures	(63)	(6,300,000)	December 2006	(25,180)
	(182)	$(22,500,000)		$(63,027)

2006 Annual Report

American Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "fund"), including the schedule of investments, as of August 31, 2006, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006, and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc., at August 31, 2006, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 13, 2006

2006 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the plan) is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare, the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare's fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year's distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

2006 Annual Report

American Income Fund

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (the fund designates the following as ordinary income)

Payable Date	Amount
September 21, 2005	$0.0425
October 26, 2005	0.0425
November 23, 2005	0.0425
December 28, 2005	0.0425
January 9, 2006	0.0425
February 22, 2006	0.0425
March 22, 2006	0.0425
April 26, 2006	0.0425
May 24, 2006	0.0425
June 28, 2006	0.0450
July 26, 2006	0.0450
August 23, 2006	0.0450
Total	$0.5175

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2006 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage or ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fund was 99.77%

The percentage of ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available

2006 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (unaudited) continued

(1) without charge upon request by calling 800.677.FUND; (2) at www.firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the fund's Forms N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 days of the quarter end.

CERTIFICATIONS

In October 2006, the fund's Chief Executive Officer submitted to the New York Stock Exchange ("NYSE") his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund's Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund's Form N-CSR filings and are available on the U.S. Securities and Exchange Commission's website at www.sec.gov.

APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the fund (the "Board"), which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund's advisory agreement with FAF Advisors, Inc. ("FAF Advisors").

At a meeting on May 1-3, 2006, the Board considered information relating to the fund's investment advisory agreement with FAF Advisors (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2006, the Board concluded its consideration of and approved the Agreement through June 30, 2007.

In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors' services to the fund, (2) the investment performance of the fund, (3) the profitability of FAF Advisors related to the fund, including an analysis of FAF Advisors' cost of providing services and comparative expense information, and (4) other benefits that accrue to FAF Advisors through its relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the fund is a closed-end fund that issues new shares only in certain circumstances in connection with dividend reinvestments, a consideration of economies of scale was not relevant to its evaluation of the Agreement. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's approval of the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the

2006 Annual Report

American Income Fund

Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the fund's shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to the fund. The Board reviewed FAF Advisors' key personnel who provide investment management services to the fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund's investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors' duties with respect to the fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's sub-administrator, transfer agent, and custodian. Finally, the Board considered FAF Advisors' representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about FAF Advisors from the fund's Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with the fund's portfolio management team.

Based on the foregoing, the Board concluded that the fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Fund

The Board considered the performance of the fund, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. The performance periods considered by the Board ended on January 31, 2006. The Board noted that the fund outperformed its benchmark for the one-, three-, and five-year periods, though it underperformed for the ten-year period. The Board also considered that the fund underperformed its performance universe for all periods, except the three-year period. With respect to this, however, the Board noted that the performance universe consists of only the fund and seven other funds, four of which also are advised by FAF Advisors and invest in whole loans (which the fund does not). The Board concluded that, in light of the fund's strong performance against its benchmark and the limited comparative value of its performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors' estimated costs in serving as the fund's investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with the fund. The Board reviewed fee and expense information for the fund as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the advisory fees for FAF Advisors' institutional separate accounts are lower than the fund's advisory fees, the fund receives additional services from FAF Advisors that separate accounts do not receive. Using information provided by an independent data service, the Board also evaluated the fund's advisory fee compared to the median

2006 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (unaudited) continued

advisory fee for other funds similar in size, character and investment strategy (the "peer group median advisory fee"), and the fund's expense ratio compared to the median expense ratio of comparable funds (the "peer group median expense ratio"). The Board noted that the fund's advisory fee was equal to the peer group median advisory fee and that the fund's total expense ratio was lower than the peer group median expense ratio. The Board concluded that the fund's advisory fee and expense ratio are reasonable in light of the services provided.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the fund, the Board noted that FAF Advisors and certain of its affiliates serve the fund in various capacities, including as adviser, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The Board considered that each service provided to the fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of the fund and its shareholders.

2006 Annual Report

American Income Fund

Directors and Officers of the Fund
Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440 (1938)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer and Treasurer, Bemis, through April 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Retired; Vice President, Cargo–United Airlines from July 2001 through July 2004; Vice President, North America–Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments, through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440 (1941)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440 (1940)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000.	Attorney at Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440 (1944)	Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF's board since October 2000; Director of MRF since October 2000.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant for State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

2006 Annual Report

American Income Fund

NOTICE TO SHAREHOLDERS (unaudited) continued

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of MRF since February 2001.	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President- Investments	Re-elected by the Board annually; Vice President–Investments of MRF since September 2001.	Chief Investment Officer of FAF Advisors, Inc.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President- Administration	Re-elected by the Board annually; Vice President–Administration of MRF since October 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since December 2004.	Mutual Funds Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President for Investment Accounting and Fund Treasurer of Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of MRF since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since February 2005.	Chief Compliance Officer, First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004; prior to that, Vice President, Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since September 2006.	Anti-Money Laundering Officer of First American Funds and FAF Advisors, Inc., since September 2006. Compliance Manager, FAF Advisors, Inc., since June 2006, prior to that, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006, prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004, prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of MRF since December 2004, prior thereto, Assistant Secretary of MRF since October 2000.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis–based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004.	Counsel, FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans from May 2001 to August 2004; prior to that, Consultant, Principal Financial Group.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; prior thereto, Secretary of MRF since June 2002; Assistant Secretary of MRF from September 1999 to June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

*Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew, and Ertel, Ms. Stevenson and Ms. Prudhomme are each employees of FAF Advisors, Inc., which serves as investment advisor for the fund.

2006 Annual Report

American Income Fund

Board of DIRECTORS

VIRGINIA STRINGER

Chairperson of American Income Fund, Inc.

Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III

Director of American Income Fund, Inc.

Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

ROGER GIBSON

Director of American Income Fund, Inc.

Retired; former Vice President of Cargo-United Airlines

VICTORIA HERGET

Director of American Income Fund, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI

Director of American Income Fund, Inc.

Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER

Director of American Income Fund, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS

Director of American Income Fund, Inc.

Owner and President of Strauss Management Company

JAMES WADE

Director of American Income Fund, Inc.

Owner and President of Jim Wade Homes

American Income Fund’s Board of Directors is comprised entirely of independent directors.

FIRST AMERICAN

AMERICAN INCOME FUND
2006 Annual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2006 0247-06 MRF-AR

Item 2—Code of Ethics

(a)                      The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)                     During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)                      During the period covered by this report, the registrant did not grant to the registrant’s principal executive officer or principal financial officer any waivers, including implicit waivers, from any provisions of its code of ethics that relate to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(d)                     The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)                      Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $26,922 in the fiscal year ended August 31, 2006, $17,469 in the fiscal period ended August 31, 2005, and $18,127 in the fiscal year ended October 31, 2004, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)                     Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $2,010 in the fiscal year ended August 31, 2006, $997 in the fiscal period ended August 31, 2005, and $1,769 in the fiscal year ended October 31, 2004, including fees associated with the semi-annual review of fund disclosures.

(c)                      Tax Fees - E&Y billed the registrant fees of $5,332 in the fiscal year ended August 31, 2006, $3,291 in the fiscal period ended August 31, 2005, and $3,735 in the fiscal year ended October 31, 2004 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)                     All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal year ended August 31, 2006, the fiscal period ended August 31, 2005, and the fiscal year ended October 31, 2004.

(e)(1)        The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  Seed audits (related to new product filings, as required)

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance, and

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)        All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)                        All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $23,841 in the fiscal year ended August 31, 2006, $27,423 in the fiscal period ended August 31, 2005, and $24,886 in the fiscal year ended October 31, 2004.

(h)                     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)                      The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer. Virginia L. Stringer, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)                     Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FAF Advisors, Inc. (“FAF Advisors”). The proxy voting policies and procedures of FAF Advisors are as follows:

General Principles

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts.  As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing.  It is FAF Advisors’ duty to vote proxies in the best interests of clients.  In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser.  Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies.  FAF Advisors will review these policies annually.

FAF Advisors’ Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures.  The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors’ Proxy Voting Administration Committee (“PVAC”).

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors’ exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.  As a result, such policies set forth FAF Advisors’ positions on recurring proxy issues and criteria for addressing non-recurring issues.  These policies are reviewed periodically and therefore are subject to change.  Even though it has adopted ISS’ policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

Procedures

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors’ proxy voting service, ISS.  ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes.  ISS also serves as FAF Advisors’ proxy voting record keeper and generates reports on how proxies were voted.

B.  Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise.  Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest.  By adopting ISS’ policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS’ conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote.  The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel.  Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC.  Such actions could include, but are not limited to:

1.                       Obtaining instructions from the affected clients on how to vote the proxy;

2.                       Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

3.                       Voting in proportion to the other shareholders;

4.                       Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

5.                       Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors’ Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel.  If it is determined that improper influence was attempted, appropriate action shall be taken.  Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities.  In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote.  Such override shall be reviewed by Legal for material conflicts.  If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule.  The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC.  The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds’ website at www.firstamericanfunds.com and on the SEC’s website at www.sec.gov.  Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors’ separately managed account clients can contact their relationship manager for more information on FAF Advisors’ policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors’ vote.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•                  Fees for non-audit services are excessive.

2. Board of Directors

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                  Composition of the board and key board committees;

•                  Attendance at board and committee meetings;

•                  Corporate governance provisions and takeover activity;

•                  Disclosures under Section 404 of the Sarbanes-Oxley Act;

•                  Long-term company performance relative to a market and peer index;

•                  Extent of the director’s investment in the company;

•                  Existence of related party transactions;

•                  Whether the chairman is also serving as CEO;

•                  Whether a retired CEO sits on the board;

•                  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between chief executive pay and company performance;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•                  Two-thirds independent board;

•                  All-independent key committees;

•                  Established governance guidelines;

•                  The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•                  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•                  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•                  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•                  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•                  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20 percent trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•                  Market reaction - How has the market responded to the proposed deal?

•                  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•                  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options without prior shareholder approval;

•                  There is a disconnect between CEO pay and the company’s performance;

•                  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•                  The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•                  Stock ownership guidelines with a minimum of three times the annual cash retainer.

•                  Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

•                  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•                  No retirement/benefits and perquisites for non-employee directors; and

•                  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•                  Purchase price is at least 85 percent of fair market value;

•                  Offering period is 27 months or less; and

•                  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•                  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•                  A trigger beyond the control of management;

•                  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•                  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•                  The company is conducting animal testing programs that are unnecessary or not required by regulation;

•                  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•                  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•                  The existing level of disclosure on pricing policies;

•                  Deviation from established industry pricing norms;

•                  The company’s existing initiatives to provide its products to needy consumers;

•                  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•                  New legislation is adopted allowing development and drilling in the ANWR region;

•                  The company intends to pursue operations in the ANWR; and

•                  The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•                  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•                  The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

•                  The company does not maintain operations in Kyoto signatory markets;

•                  The company already evaluates and substantially discloses such information; or,

•                  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•                  Past performance as a closed-end fund;

•                  Market in which the fund invests;

•                  Measures taken by the board to address the discount; and

•                  Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•                  Performance of the fund’s net asset value;

•                  The fund’s history of shareholder relations;

•                  The performance of other funds under the advisor’s management.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)        Chris J. Neuharth, CFA, John T. Fruit, CFA, and Douglas P. Hedberg, CFA, are co-managers of the registrant’s portfolio.  Mr. Neuharth is responsible for the management of the mortgage-backed securities portion of the portfolio. Mr. Fruit and Mr. Douglas P. Hedberg, CFA, are responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. Neuharth, Senior Fixed-Income Portfolio Manager, rejoined FAF Advisors, Inc. (the “Advisor”) in 2000. He has 25 years of financial industry experience, including 21 years in portfolio management.

Mr. Fruit, Senior Fixed-Income Portfolio Manager, joined the Advisor in 2001. Prior to that, he worked for Aid Association for Lutherans as a fixed-income analyst/trader. He has 18 years of financial industry experience.

Mr. Hedberg, Senior Fixed-Income Portfolio Manager, joined the Advisor in 1997. He has 42 years of financial industry experience, including 27 years in portfolio management.

(a)(2)        The following table shows, as of the fiscal-year ended August 31, 2006, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John T. Fruit	Registered Investment Company	1	$257.7 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Douglas P. Hedberg	Registered Investment Company	1	$257.7 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$587.8 million	0	0

Chris J. Neuharth	Registered Investment Company	8	$3.6 billion	0	0
	Other Pooled Investment Vehicles	1	$1.2 billion	0	0
	Other Accounts	15	$1.4 billion	1	$131.0 million

The registrant’s portfolio managers often manage multiple accounts.  The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

(a)(3)        Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group.  Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor.  Long-term incentive payments are comprised of two components: (i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

(a)(4)        The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal-year ended August 31, 2006.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John T. Fruit	$0
Douglas P. Hedberg	$0
Chris J. Neuharth	$0

(b)                     Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)        Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)        Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)   Not applicable.

(b)                     Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: November 7, 2006

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: November 7, 2006